ASSET HELD FOR SALE	12 Months Ended
Jun. 30, 2026
ASSET HELD FOR SALE [Abstract]
ASSET HELD FOR SALE	ASSET HELD FOR SALE

ACCOUNTING POLICIES
Non-current assets, or disposal groups comprising of assets and liabilities, are classified as held-for-sale if it is highly probable that they will be recovered primarily through sale rather than through continuing use.
Such assets, or disposal groups, are generally measured at the lower of their carrying amount and fair value less cost to sell. Any impairment loss on a disposal group is allocated first to goodwill, and then to the remaining assets and liabilities on a pro-rata basis, except that no loss is allocated to inventories, financial assets, deferred tax assets or employee benefit assets, which continue to be measured in accordance with the Group’s other accounting policies. Impairment losses on initial classification as held-for-sale and subsequent gains and losses on remeasurement are recognised in profit and loss.
Once classified as held-for-sale, property, plant and equipment are no longer amortised or depreciated.
A subsidiary is derecognised when the Group loses control of the subsidiary. Upon disposal, the Group derecognises the assets, liabilities and non-controlling interests of the subsidiary and recognises the consideration received at fair value. Any resulting gain or loss on disposal is recognised in profit or loss.
The gain or loss on disposal is measured as the difference between:
•the aggregate of the fair value of the consideration received and the carrying amount of any retained interest; and
•the carrying amount of the subsidiary’s assets (including goodwill), liabilities and non-controlling interests at the date control is lost.
Any amounts previously recognised in other comprehensive income in relation to the subsidiary are accounted for as if the
Group had directly disposed of the related assets or liabilities.
Cash flows arising from the disposal of subsidiaries are presented as investing activities in the statement of cash flows.

Stellar Energy Solutions SPV Proprietary Limited (“Stellar”) is a renewable energy company with a project to develop a
150MW solar plant in Polokwane, Limpopo. On 18 August 2025 DRDGOLD’s shareholding was increased to 89.94% from
50.25%, through conversion of its short term credit facility into equity. On 17 November 2025, Ergo acquired the minority shareholding, increasing the shareholding in Stellar to 100%.
Following a strategic review in the prior year, the Board decided to sell Ergo’s share in Stellar to focus on the Group’s core mining activities. Therefore in the prior year Stellar was classified as a non-current asset held for sale in accordance with IFRS
5. At 30 June 2025, the asset was measured at its carrying amount of R110.9 million, being lower than fair value less costs to sell.
In the current year, the sale was concluded on 23 December 2025 to NOA Group Assets Proprietary Limited (the
“NOA Group”), for a total cash consideration of R147.5 million. Concurrent with the disposal, an electricity supply agreement was entered into with the NOA Group to procure 76GWh per annum of renewable energy, with supply expected to commence in January 2028.
As at 23 December 2025 the carrying amount immediately before disposal was R137.1 million, resulting in a loss on disposal of R4.8 million recognised in profit or loss during the year ended 30 June 2026.

Amounts in R million	2026	2025

Property, plant and equipment[1]	85.8	48.4
Capital prepayments	56.9	56.9
Trade and other receivables	2.5	15.4
Cash and cash equivalents	—	0.1
Total assets	145.2	120.8
Trade and other payables	(8.1)	(8.5)
Loan payable	—	(1.4)
Total liabilities	(8.1)	(9.9)
Net carrying amount	137.1	110.9
Sales proceeds	147.5
Less: Amount paid to minority shareholders	(15.2)
Carrying amount disposed	137.1
Loss on disposal recognised in profit or loss	(4.8)
[1]This amount includes cash additions of R15.2 million (2025: R105.3 million).